                                                                     EXHIBIT 4.1

Number                                                                    Shares
                                    Dice Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       CUSIP 25301P 10 7

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT





is the owner of

  FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                                   DICE INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. Upon request, the Corporation will furnish without charge to the holder hereof a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as may be established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


        /s/ Scot W. Melland                      /s/ Brian P. Campbell

          President and                          Vice President, General Counsel
Chief Executive Officer                          and Corporate Secretary

COUNTERSIGNED AND REGISTERED:
                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                      (NEW YORK, N.Y.)
                                                    TRANSFER AGENT AND REGISTRAR
BY

                                                            AUTHORIZED SIGNATURE

                                   DICE INC.
                          CORPORATE SEAL 1997 DELAWARE
           (C) SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                              UNIF GIFT MIN ACT-                Custodian
TEN ENT - as tenants by the entireties                                        ----------------         ----------------
JT TEN  - as joint tenants with right                                              (Cust)                   (Minor)
          of survivorship and not as                                          under Uniform Gifts to Minors
          tenants in common                                                   Act
                                                                                 --------------------------
                                                                                           (State)

     Additional abbreviations may also be used though not in the above list


For Value Received,                     hereby sell, assign and transfer unto
                   ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
--------------------------------------


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                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                                                                 Shares
-----------------------------------------------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                                                                Attorney
----------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated
     -------------------------------




                                ---------------------------------------------------------------------------------------
                                NOTICE: THIS SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.O. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.